SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

DWS Global Macro Fund
Class R6
Effective on or about October 1, 2019, the prospectus is supplemented as follows:
The following replaces the first paragraph contained under “Main investments” in the “PRINCIPAL INVESTMENT STRATEGY” section of the summary section and the “FUND DETAILS” section of the fund’s prospectus.
Main investments. The fund invests in equities (common and preferred), bonds, structured notes, money market instruments, exchange-traded funds (ETFs), and cash. There are generally no limits on asset class exposures, provided that risk parameters are met. The fund may also invest in alternative asset classes (such as real estate, REITs, infrastructure, convertibles, commodities and currencies). The fund may achieve exposure to commodities by investing in commodities-linked derivatives. In addition, the fund may invest in ETFs, other registered investment companies or exchange-traded notes (ETNs) to gain exposure to certain asset classes, including commodities. The fund’s allocation to different global markets and to different investment instruments will vary depending on the overall economic cycle and assessment by portfolio management. The fund may also invest in asset backed securities, short-term securities and cash equivalents.
The following disclosure is added under the “MAIN RISKS” section within the summary section and the “FUND DETAILS” section of the fund’s prospectus:
ETN risk. Because ETNs are senior, unsecured, unsubordinated debt securities of an issuer (typically a bank or bank holding company), ETNs are subject to the credit risk of the issuer and may lose value due to a downgrade in the issuer’s credit rating. The returns of an ETN are linked to the performance of an underlying instrument (typically an index), minus applicable fees. ETNs typically do not make periodic interest payments and principal typically is not protected. The value of an ETN may fluctuate based on factors such as time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying assets, changes in the applicable interest rates, and economic, legal, political or geographic events that affect the underlying assets. The fund bears its proportionate share of any fees and expenses borne by the ETN. Because ETNs trade on a securities exchange, their shares may trade at a premium or discount to their net asset value.
Effective on or about December 9, 2019, the prospectus is supplemented as follows:
The following information replaces the existing similar disclosure in the “FEES AND EXPENSES OF THE FUND” section of the summary section of the fund’s prospectus.
SHAREHOLDER FEES
(paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES
(expenses that you pay each year as a % of the value of your investment)
Management fee[1]	0.60
Distribution/service (12b-1) fees	None
Other expenses[2]	1.52
Acquired funds fees and expenses	0.02
Total annual fund operating expenses	2.14
Fee waiver/expense reimbursement	1.19
Total annual fund operating expenses after fee waiver/expense reimbursement	0.95
1 “Management fee” is restated to reflect the fund’s new management fee rate effective December 9, 2019.
2 ”Other expenses“ for Class R6 are based on estimated amounts for the current fiscal year.
The Advisor has contractually agreed through September 30, 2022 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 0.93% for Class R6. The agreement may only be terminated with the consent of the fund’s Board.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including two years

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of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$97	$433	$923	$2,277
The following information is added under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus.
Effective December 9, 2019, DWS Global Macro Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.600% on the first $2.5 billion of the fund’s average daily net assets, 0.595% on the next $2.5 billion of the fund’s average daily net assets, 0.565% on the next $2.5 billion of the fund’s average daily net assets, 0.555% on the next $2.5 billion of the fund’s average daily net assets, 0.545% on the next $2.5 billion of the fund’s average daily net assets and 0.535% of the fund’s average daily net assets thereafter. Prior to December 9, 2019, the fund paid the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.60% of the fund’s average daily net assets.
The following information replaces the existing similar disclosure relating to the fund under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus:
The Advisor has contractually agreed through September 30, 2022 to waive its fees and/or reimburse fund expenses to the extent necessary to maintain the fund’s total annual operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest expense and acquired fund fees and expenses) at 0.93% for Class R6. The agreement may only be terminated with the consent of the fund’s Board.
The following replaces the existing similar disclosure under the “HYPOTHETICAL EXPENSE SUMMARY” heading of the “APPENDIX” section of the fund’s prospectus.
DWS Global Macro Fund — Class R6
	Maximum Sales Charge: 0.00%	Initial Hypothetical Investment: $10,000		Assumed Rate of Return: 5%
Year	Cumulative Return Before Fees & Expenses	Annual Fund Expense Ratios	Cumulative Return After Fees & Expenses	Hypothetical Year-End Balance After Fees & Expenses	Annual Fees & Expenses
1	5.00%	0.95%	4.05%	$10,405.00	$96.92
2	10.25%	0.95%	8.26%	$10,826.40	$100.85
3	15.76%	2.14%	11.36%	$11,136.04	$235.00
4	21.55%	2.14%	14.55%	$11,454.53	$241.72
5	27.63%	2.14%	17.82%	$11,782.13	$248.63
6	34.01%	2.14%	21.19%	$12,119.10	$255.74
7	40.71%	2.14%	24.66%	$12,465.70	$263.06
8	47.75%	2.14%	28.22%	$12,822.22	$270.58
9	55.13%	2.14%	31.89%	$13,188.94	$278.32
10	62.89%	2.14%	35.66%	$13,566.14	$286.28
Total					$2,277.10
Please Retain This Supplement for Future Reference
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